Exhibit 99.2

INVESTOR PRESENTATION February 21, 2024

SAFE HARBOR STATEMENT 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This includes, without limitation, financial guidance and projections, including underlying assumptions, and statements with respect to expectations of the Company’s future financial condition, results of operations, cash flows, plans, targets, goals, objectives, performance, growth potential, engines and opportunities and expected growth rates; industry-leading comparable sales growth, retention and competitive position; quality control and supply chain efficiencies; operational execution and retention; annualized average unit volume; the Company’s differentiation and strong foothold in the off-premise channel; statements from the Company’s corporate social responsibility report; the opportunity for additional domestic and foreign locations and licensees and territories; target returns for new restaurant openings; international expansion; North Italia and Fox Restaurant Concepts (“FRC”) as growth drivers and FRC as an incubation engine; new restaurant targeted ranges and unit growth rates. Such forward-looking statements include all other statements that are not historical facts, as well as statements that are preceded by, followed by or that include words or phrases such as “believe,” “plan,” “will likely result,” “expect,” “intend,” “will continue,” “is anticipated,” “estimate,” “project,” “may,” “could,” “would,” “should” and similar expressions. These statements are based on current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in such statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. These forward-looking statements may be affected by various factors including: economic, public health and political conditions that impact consumer confidence and spending, including increased interest rates, periods of heightened inflation and market instability, and armed conflicts; supply chain disruptions; demonstrations, political unrest, potential damage to or closure of our restaurants and potential reputational damage to us or any of our brands; pandemics and related containment measures, including the potential for quarantines or restriction on in-person dining; acceptance and success of The Cheesecake Factory in international markets; acceptance and success of North Italia and the FRC concepts; the risks of doing business abroad through Company-owned restaurants and/or licensees; foreign exchange rates, tariffs and cross border taxation; changes in unemployment rates; increases in minimum wages and benefit costs; the economic health of our landlords and other tenants in retail centers in which our restaurants are located, and our ability to successfully manage our lease arrangements with landlords; the economic health of suppliers, licensees, vendors and other third parties providing goods or services to us; the timing of our new unit development and related permitting; compliance with debt covenants; strategic capital allocation decisions including with respect to share repurchases or dividends; the ability to achieve projected financial results; the resolution of uncertain tax positions with the Internal Revenue Service and the impact of tax reform legislation; changes in laws impacting our business; adverse weather conditions in regions in which our restaurants are located; factors that are under the control of government agencies, landlords and other third parties; the risks, costs and uncertainties associated with opening new restaurants; and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the dates on which they are made and the Company undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise, unless required to do so by law. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC, which are available at www.sec.gov.

INVESTMENT HIGHLIGHTS 3 • Experiential dining category leader with diversified growth engines • Best-in-class operational execution and industry-leading retention • Significant growth opportunities driving one of the highest expected growth rates in the casual dining industry • Leveraging the Company’s differentiation and strong foothold in the off-premise channel to support the business

THE CHEESECAKE FACTORY - GLOBAL FOOTPRINT 4 High quality, high profile locations worldwide Company-Owned: 216 (Including Toronto, Canada) Toronto International – Licensed: 33 Mexico City (5) Guadalajara Saudi Arabia (4) UAE (6) Kuwait (3) Qatar (3) Bahrain (1) Monterrey Opportunity for 300 Domestic Locations Over Time & Continued International Expansion Querétaro Shanghai (3) Hong Kong Beijing Macau Chengdu Bangkok

5 FILLING WHITE SPACE FOR AN ON-TREND, CONTEMPORARY ITALIAN OFFERING • Potential for 200 domestic locations over time • 37 locations in 13 states & Washington D.C. • All dishes handmade from scratch daily • Unique menu items tailored to local markets • Serving lunch, dinner, weekend brunch & weekday happy hour • Average check of low to mid $30s for lunch and low to mid $40s for dinner • ~25% alcohol mix 4Q23 Comp Sales (vs. 4Q22): 7% 4Q23 Comp Sales (vs. 4Q19): 34% FY 2023 Comp Sales (vs. FY 2022): 8%

FOX RESTAURANT CONCEPTS (FRC) IS AN INCUBATION ENGINE INNOVATING CONCEPTS FOR THE FUTURE 6 Growth Boutique Brands 41 FRC Locations Across the U.S. Potential Growth 32 Locations Across the U.S.

13 New Restaurants Opened in 2022 3 The Cheesecake Factory locations 4 North Italia locations 3 Flower Child locations 3 FRC locations 16 New Restaurants Opened in 2023 6 The Cheesecake Factory locations 3 North Italia locations 1 Flower Child location 6 FRC locations ACCELERATING UNIT GROWTH ACROSS CONCEPTS 7 As many as 22 new units planned for 2024 New Restaurants Opened in 2024 Flower Child | Plano, TX Will add on 2/21 Culinary Dropout | Atlanta, GA North Italia | Houston, TX

9 Extensive and Innovative Menu Menu 225+ Items Made Fresh, From Scratch Innovative, High-Quality Cheesecakes and Other Baked Dessert Items Integrated Bakery Best-in-Class Operational Execution Experienced, Dedicated Managers Restaurant Operations A HIGHLY DIFFERENTIATED CONCEPT High-energy Atmosphere Ambiance Exceptional Service and Hospitality

10 INTEGRATED BAKERY – THE “CHEESECAKE” MAGIC Industry-Leading Dessert Sales Enables creativity, quality control and supply chain efficiencies 60 Varieties of cheesecakes & 2 desserts Bakery production facilities * Percent of total sales 17% FY 2023* 1 FY 2019* 6%

BEST-IN-CLASS OPERATIONAL EXECUTION AND INDUSTRY-LEADING RETENTION 11 “We found that food and beverage innovation is table stakes; you need to do it, but it’s not sustainable. The ironclad correlation with success? It was GM retention.” – Wally Doolin, Black Box Intelligence** 10th CONSECUTIVE YEAR Recognized as a best workplace for diversity, millennials and women Average Tenure by Position* 34 years 25 years 20 years 19 years 12 years 11 years Senior VP of Operations Regional Vice Presidents Area Directors of Operations Area Kitchen Operations Managers General Managers Executive Kitchen Managers *Tenure data as of February 15, 2024; **Restaurant Business, May 2018 2023 PEOPLE Companies that Care logo © 2023 TI Gotham, Inc., a Dotdash Meredith company. Used under license. From Fortune ©2023 Fortune Media IP Limited. All rights reserved. Used under license. Fortune and Fortune 100 Best Companies to Work For are registered trademarks of Fortune Media IP Limited and are used under license. Fortune and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, The Cheesecake Factory Incorporated.

CULT STATUS & STRONG CONSUMER ENGAGEMENT 12 Reaching 5M+ users 5M fans 1M+ followers 350K followers Millions of Viewers Note: Statistics as of February 6, 2024 360K followers

$12.1 $9.5 $7.6 $6.0 $5.5 $4.7 $3.9 $3.4 $3.4 $3.2 Maggiano's Texas Roadhouse BJ's Olive Garden LongHorn Outback Carrabba's Chili's Bonefish With a Moderate Average Check Highest Unit Volumes ($ in millions) Source: Latest SEC 10-K filings and company presentations Average check for The Cheesecake Factory defined as on-premise average check for FY 2022 $35 $33 $32 $28 $27 $26 $24 $23 $21 $20 $19 Yard House Bonefish Maggiano's Outback LongHorn Carraba's Olive Garden Texas Roadhouse BJ's Chili's 13

LEVERAGING THIS DIFFERENTIATION IN THE OFF-PREMISE CHANNEL 14 *Annual unit volume equivalent based on total system restaurant average weekly sales 9% 16% 43% 32% 25% 23% 22% 21% 22% Off-Premise Sales (% of Total Revenue) ~$2.7 million per restaurant (annualized based on 4Q23*) Reflecting COVID-19 dining restrictions Upgraded Takeout Packaging

FURTHER LEANING IN TO CONVENIENCE 15

>$6M Donated to Feeding America® 93% Of staff believe people are treated fairly regardless of sexual orientation, race, or gender 26% Waste diverted away from landfill 369 HELP Fund Grants Provided 22% Lower GHGs per sq. ft. since 2015 7.3M Pounds food donated SOURCING ENVIRONMENT STAFF & DEI&B COMMUNITY NET ZERO Greenhouse gas target 80% Pork gestation crate-free sourcing 64% Sustainable seafood 700 Local non-profits supported 13yr* Tenure of General Managers & Executive Kitchen Managers CSR – CONTRIBUTING TO THE WELL-BEING OF OUR STAFF, LOCAL COMMUNITIES AND THE ENVIRONMENT WE ALL SHARE Please refer to the 2022 Cheesecake Factory Corporate Social Responsibility Report. Data and restaurants included in the report represent The Cheesecake Factory, North Italia, Grand Lux Cafe, and Social Monk Asian Kitchen unless noted otherwise. *Does not include North Italia or Social Monk Asian Kitchen. From Fortune ©2023 Fortune Media IP Limited. All rights reserved. Used under license. Fortune and Fortune 100 Best Companies to Work For are registered trademarks of Fortune Media IP Limited and are used under license. Fortune and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, The Cheesecake Factory Incorporated. 10TH Year as one of the FORTUNE 100 Best Companies to Work For® PEOPLE Companies that Care® award recipient 100% Cage-free eggs, 3 years early for bakery operations

Confidential 17 Financial Resiliency Sales Leadership Growth Opportunities

Culinary forward. First class hospitality. Concepts like no other. DIVERSIFYING OUR PORTFOLIO ACROSS EXPERIENTIAL CONCEPTS FOR GROWTH Diversified across segment, cuisine, price point and occasion Highly differentiated, well-positioned experiential concepts

19 DRIVING STRONG SALES GROWTH vs 2022 vs 2019 3% 24% 8% 31% FY 2023 COMP SALES 3.0% 13.9% vs 4Q22 vs 4Q19 0% 26% ~$236,600 Equates to $12.3M Annualized AUV(1) AVERAGE WEEKLY SALES ~$152,100 Equates to $7.9M Annualized AUV(1) ~$138,500 Equates to $7.2M Annualized AUV(1) 7% 34% Q4 2023 COMP SALES 2.5% 14.0% FY 2023 AVERAGE WEEKLY SALES (2) AVERAGE WEEKLY SALES (2) Q4 2023 vs 4Q22 vs 4Q19 vs 2022 vs 2019 (1) 4Q23 Average Unit Volumes (AUV) annualized based on average weekly sales (2) FRC excludes Flower Child; Average weekly sales comparison versus 2022 includes locations open prior to 2022 and for comparison versus 2019 includes locations open prior to 2019

2024 UNDERLYING KEY ASSUMPTIONS(1) 20 (1) Assumes no material operating or consumer disruptions (2) Future decisions to pay or to increase or decrease dividends or to repurchase shares are at the discretion of the Board and will be dependent on several factors Consolidated Sales Approximately $3.6 Billion CCF AUVs Approximately $12.4 Million Net Income Margin Targeting ~4.25% at the stated sales level New Unit Growth As many as 22 New Restaurant Openings • 3-4 The Cheesecake Factory locations • 6-7 North Italia locations • 6-7 Flower Child locations • 6-7 FRC restaurants Capital Expenditure Approximately $180 Million - $200 Million Dividend Program Q1 2024 dividend of $0.27 per share(2) Share Repurchase Program At a minimum offset dilution from employee stock-based compensation and support EPS(2)

QUALITY GROWTH OPPORTUNITY 21 New Unit Growth Targets(1) Size(2) Sales per Sq Ft(2) Annual Unit Growth 7,000 -10,000 ~$1,100 - $1,200 ~2% -3% 6,000 -7,000 ~$1,200 - $1,300 ~20% 3,000 -4,000 ~$1,100 - $1,200 ~15% -20% 3,500 -15,000 ~$1,100 ~10% -15% Diversified Portfolio Differentiated experiential concepts diversified across industry segment, price point, cuisine, occasion and real estate Value Creation Opportunities Leveraging brand power, operational excellence, scale, supply chain and real estate development expertise 1% - 2% Comparable Sales Growth LONG-TERM OUTLOOK AVERAGE ANNUAL GROWTH TARGETS 7% - 8% Top-line Revenue Growth Attractive Growth Potential Significant runway for future development across portfolio of concepts to drive accretive growth over time (1) Illustrative example of new restaurant openings targeted size, sales per square foot, and annual unit growth; Targets represent steady-state and are typically reached after 3 years of operations (2) Target size and sales per square foot are an average based on productive square feet defined as all interior square footage plus seasonally adjusted exterior patio square footage

HISTORY OF OUTPERFORMING THE INDUSTRY (4.2)% (6.8)% (0.3)% 4.0% 4.2% 3.3% 2.6% 4.1% 3.8% 0.4% 0.9% 2.5% (27.4)% 3.3% 10.5% 13.9% (4.3)% (8.7)% (6.1)% 1.0% 2.0% (0.9)% (1.6)% 0.8% (0.4)% (2.2)% 0.5% 1.4% (24.0)% (0.9)% 6.5% 10.3% 2008 Knapp-Track Index Comparable Sales - Historical 2-year Stack(1),(2) Industry Outperformance During Economic Downturn Geographical discrepancies in dining restrictions & reopening timelines 22 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020(1) 2021(2) 2022(2) 2023(2) Comparison to pre-pandemic sales (2019) (1) 2020 results reflect the impact of the COVID-19 pandemic (2) Due to impact of COVID-19 pandemic on results 2021, 2022 and 2023 compare against 2019

DURABLE BUSINESS OVER TIME 23 Note: 2020 results reflect the impact of the pandemic and the issuance of 200,000 shares of Series A Convertible Preferred Stock. Please refer to the appendix for GAAP to Non-GAAP reconciliations and to SEC filings for an explanation regarding an accounting reclassification for prior years $0.84 $1.07 $1.42 $1.64 $1.88 $2.10 $1.97 $2.37 $2.83 $2.60 $2.51 $2.61 $(1.49) $2.13 $1.51 $2.69 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 Capital Allocation Detail $85 $163 $128 $120 $112 $107 $135 $94 $158 $100 $163 $120 $(47) $146 $50 $67 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 $85 $37 $42 $77 $86 $106 $114 $154 $158 $139 $128 $99 $50 $67 $112 $152 $173 $52 $172 $101 $184 $141 $109 $146 $123 $109 $51 $4 $6 $63 $46 $13 $27 $30 $36 $42 $50 $56 $61 $16 $42 $53 64,009 44,545 49,050 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 Capex / Investment Share Repurchases Common Stock Dividend Weighted Average Shares Outstanding Free Cash Flow(1) Adjusted Earnings/(Loss) Per Common Share '20 '20 (1) Free cash flow defined as cash flow from operations (includes adjustment for excess tax benefit related to stock options exercised in 2008-2016 to conform to current year presentation) less capital expenditures and investment in unconsolidated affiliates prior to the acquisition of North Italia and Fox Restaurant Concepts (2) 2019 Capex/Investment does not include the acquisition of North Italia and Fox Restaurant Concepts (2) (2)

APPENDIX

NON-GAAP RECONCILIATIONS 25 In addition to the results provided in accordance with the Generally Accepted Accounting Principles (“GAAP”) in this presentation, the Company is providing non-GAAP measurements which present adjusted diluted net income/(loss) per common share excluding the impact of certain items and free cash flow. The non-GAAP measurements are intended to supplement the presentation of the Company’s financial results in accordance with GAAP. The Company believes that the presentation of these items provides additional information to facilitate the comparison of past and present financial results. (1) The excess tax benefit related to stock options exercised is no longer reclassified from cash flows from operating activities to cash flows from financing activities in the consolidated statements of cash flows. The consolidated statements of cash flows for fiscal 2016, 2015, 2014, 2013, 2012, 2011, 2010, 2009 and 2008 have been adjusted to conform to the current year presentation (2) Free cash flow may not add due to rounding The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ in millions) Fiscal Year 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Cash flow from operations (1) $ 170 $ 200 $ 170 $ 197 $ 198 $ 213 $ 249 $ 248 $ 316 $ 239 $ 291 $ 219 $ 3 $ 213 $ 162 218 Capital expenditures / investments 85 37 42 77 86 106 114 154 158 139 128 99 50 67 112 152 Free cash flow(2) $ 85 $ 163 $ 128 $ 120 $ 112 $ 107 $ 135 $ 94 $ 158 $ 100 $ 163 $ 120 $ (47) $ 146 $ 50 $ 67

NON-GAAP RECONCILIATIONS 26 The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ in thousands, except per share data) Fiscal Year 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Net income/(loss) (GAAP) $ 52,293 $ 42,833 $ 81,713 $ 95,720 $ 98,423 $114,356 $101,276 $116,523 $139,494 $157,392 $ 99,035 $127,293 $ (277,107) $ 49,131 $ 43,123 $ 101,351 - Impairment of assets and lease termination expenses(1) 2,952 26,541 - 1,547 9,536 (561) 696 6,011 114 10,343 17,861 18,247 219,333 18,139 31,387 29,464 - Partial IRS settlement - - - (1,794) - - - - - - - - - - - - - Termination of Interest rate swap - 7,421 7,376 - - - - - - - - - - 2,354 - - - Chairman and CEO employment agreement - 2,550 - - - - - - - - - - - - - - Proceeds from variable life insurance contract - (668) - - (419) - - - - - - - - - - - - Loss on investment in unconsolidated affiliates - - - - - - - - - 479 4,754 13,439 - - - - - Gain on investment in unconsolidated affiliates - - - - - - - - - - - (52,672) - - - - - Acquisition-related costs - - - - - - - - - - - 5,270 2,699 - - - - Acquisition-related contingent consideration, compensation and amortization expenses/(benefit) (2) - - - - - - - - - - - 1,033 (3,872) 19,510 13,368 11,686 - Dividends on Series A preferred stock - - - - - - - - - - - - 13,485 18,661 - - - Net income attributable to Series A preferred stock to apply if-converted method - - - - - - - - - - - - - 4,581 - - - Direct and incremental Series A preferred stock issuance costs - - - - - - - - - - - - 10,257 - - - - Assumed impact of potential conversion of Series A preferred stock into common stock - - - - - - - - - - - - - - - - - COVID-19 related costs (3) - - - - - - - - - - - - 22,963 4,917 - - - Uncertain tax positions - - - - - - - - - - - - - 7,139 - - - Tax effect of adjustments (4) (1,181) (14,605) (2,951) (331) (3,814) 224 (278) (2,404) (46) (4,329) (5,880) 3,818 (62,692) (11,679) (11,637) (10,699) - One-time tax items (5) - - - - - - - - - (38,525) - - - - - - Adjusted net income/(loss) (non-GAAP) $ 54,064 $ 64,072 $ 86,138 $ 95,142 $103,726 $114,019 $101,694 $120,130 $139,562 $125,360 $115,770 $116,428 $ (74,934) $ 112,753 $ 76,241 $ 131,802 Diluted net income/(loss) per share (GAAP) $ 0.82 $ 0.71 $ 1.35 $ 1.64 $ 1.78 $ 2.10 $ 1.96 $ 2.30 $ 2.83 $ 3.27 $ 2.14 $ 2.86 $ (6.32) $ 1.01 $ 0.86 $ 2.07 - Impairment of assets and lease termination expenses 0.05 0.44 - 0.03 0.17 (0.01) 0.01 0.12 0.00 0.21 0.39 0.41 4.36 0.34 0.62 0.61 - Partial IRS settlement - - - (0.03) - - - - - - - - - - - - - Termination of Interest rate swap - 0.12 0.12 - - - - - - - - - - 0.04 - - - Chairman and CEO employment agreement - 0.04 - - - - - - - - - - - - - - - Proceeds from variable life insurance contract - (0.01) - - (0.01) - - - - - - - - - - - - Loss on investment in unconsolidated affiliates - - - - - - - - - 0.01 0.10 0.30 - - - - - Gain on investment in unconsolidated affiliates - - - - - - - - - - - (1.18) - - - - - Acquisition-related costs - - - - - - - - - - - 0.12 0.05 - - - - Acquisition-related contingent consideration, compensation and amortization expenses/(benefit) - - - - - - - - - - - 0.02 (0.08) 0.37 0.27 0.24 - Dividends on Series A preferred stock - - - - - - - - - - - - 0.27 0.35 - - - Net income attributable to Series A preferred stock to apply if-converted method - - - - - - - - - - - - - 0.09 - - - Direct and incremental Series A preferred stock issuance costs - - - - - - - - - - - - 0.20 - - - - Assumed impact of potential conversion of Series A preferred stock into common stock - - - - - - - - - - - - 0.80 (0.08) - - - COVID-19 related costs - - - - - - - - - - - - 0.46 0.09 - - - Uncertain tax positions - - - - - - - - - - - - - 0.13 - - - Tax effect of adjustments (0.03) (0.23) (0.05) - (0.06) 0.01 - (0.05) 0.00 (0.09) (0.12) 0.09 (1.25) (0.22) (0.23) (0.22) - One-time tax items - - - - - - - - - (0.80) - - - - - - Adjusted diluted net income/(loss) per share (non-GAAP) (6) $ 0.84 $ 1.07 $ 1.42 $ 1.64 $ 1.88 $ 2.10 $ 1.97 $ 2.37 $ 2.83 $ 2.60 $ 2.51 $ 2.61 $ (1.49) $ 2.13 $ 1.51 $ 2.69 (1) A detailed breakdown of impairment of assets and lease termination expenses recorded in the 13 and 52 weeks ended January 2, 2024 and the 14 and 53 weeks ended January 3, 2023 can be found in the Selected Segment Information table in the 10-K (2) Represents changes in the fair value of the deferred consideration and contingent consideration and compensation liabilities related to the North Italia and FRC acquisition, as well as amortization of acquired definite-lived licensing agreements (3) Represents incremental costs associated with COVID-19 such as sick and vaccination pay, healthcare and meal benefits for furloughed staff members, additional sanitation and personal protective equipment (4) The tax effect assumes a tax rate based on the federal statutory rate and an estimated blended state tax rate (5) Fiscal 2017 includes a $38.5 million benefit to the income tax provision related to tax reform enacted in December 2017 (6) Adjusted diluted net income/(loss) per share may not add due to rounding